UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05082

The Malaysia Fund, Inc.
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas 5th Floor New York, NY			10020
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 1221 Avenue of the Americas, 5th Floor New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	6/30/06

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2006 Semi-Annual Report

June 30, 2006

The Malaysia Fund, Inc.

Morgan Stanley

Investment Management Inc.

Investment Adviser

The Malaysia Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2006, The Malaysia Fund, Inc. (the “Fund”) had total returns, based on net asset value and market price per share, of 7.70%, net of fees and 9.11%, respectively, compared to 4.56% for the Kuala Lumpur Stock Exchange Composite (KLSE) Index (the “Index”) expressed in U.S. dollars. On June 30, 2006, the closing price of the Fund’s shares on the New York Stock Exchange was $5.65, representing a 4.4% discount to the Fund’s net asset value per share.

Factors Affecting Performance

•      The Malaysian market saw some renewed interest from foreign investors at the start of 2006, following several years of underperformance and neglect. However, the activity declined quickly due to the sharp correction in global emerging markets in May and June. The ongoing political tussle between the prime minister and his predecessor also increased fears among investors.

•      Private consumption weakened during the period as the government approved a 19% increase in fuel prices and a 12% rise in electricity prices. Escalating interest rates further dented consumption, given that the level of household borrowings is approximately 60% of gross domestic product.

•      Despite the lackluster economy, the mid- and small-cap stocks did well during the period as foreign funds started to buy stocks in these segments. The government’s announcement of a better-than-expected Ninth Malaysia Plan, which charts the country’s development agenda for the next five years, also led to better performance of the construction companies.

Management Strategies

•      We continued to favor stocks that we believed had strong pricing power and structural growth, which can provide defensiveness and visibility in earnings. We also increased the Fund’s exposure to the construction sector due to a better earnings outlook, both domestically and overseas.

Sincerely,

Ronald E. Robison
President and Principal Executive Officer

July 2006

The Fund’s assets are managed within the Investment Adviser’s (Morgan Stanley Investment Management Inc.) Global Emerging Markets Equity Team. The team consists of portfolio managers and analysts. The member of the team who is responsible for the day-to-day management of the Fund is Sebestian Chia, a Vice President of the Investment Adviser.

The Malaysia Fund, Inc.

June 30, 2006 (unaudited)

Investment Advisory
Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Advisor’s expense. (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the “Adviser” and the Advisory, Sub-Advisory and Administration Agreements together are referred to as the “Management Agreement”). The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund’s performance for the one-, three- and five-year periods ended November 30, 2005, as shown in a report provided by Lipper (the “Lipper Report”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When a fund underperforms its performance peer group, the Board discusses with the Adviser the causes of the underperformance and, where necessary, specific changes to the fund’s investment strategy or investment personnel. The Board concluded that the Fund can reasonably be expected to be competitive with that of its performance peer group based on recent action taken or proposed to be taken by the Adviser with respect to the Fund’s investment strategy and/or investment personnel.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund’s management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Fund’s management fee and noted that the fee, as a percentage of the Fund’s net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Fund’s management fee would reflect economies of scale as assets increase.

The Malaysia Fund, Inc.

June 30, 2006 (unaudited)

Investment Advisory
Agreement Approval (cont’d)

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Fund shares and “float” benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and “soft dollar” benefits (discussed in the next section). The Board also considered that an affiliate of the Adviser sold a joint venture that owned an electronic trading system network (“ECN”), which may be used by the Adviser for trading on behalf of the Fund. As part of the sale of the joint venture, the affiliate receives a 10-year payout based on the revenue stream from trading on the ECN. Although the affiliate disgorges the portion of the payout that is comprised of commissions received from trades executed by the Adviser on the ECN to a charitable organization, the Board considered the fact that trades by the Adviser would increase order flow, and, thus, result in a potential fall-out benefit to the affiliate.  The Board concluded that the sales commissions were competitive with those of other broker-dealers, the float benefits were relatively small, the affiliate disgorged revenues in connection with the ECN-related revenue and the potential fall-out benefit from increased order flow was relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Adviser informed the Board that it does not use Fund commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve renewal of the Management Agreement for another year.

The Malaysia Fund, Inc.

June 30, 2006 (unaudited)

Portfolio of Investments

Value
Shares	(000)
COMMON STOCKS (95.7%)
(Unless Otherwise Noted)
Automobiles (4.6%)
DRB-Hicom Bhd	3,659,000	$1,424
Proton Holdings Bhd	512,000	724
TAN Chong Motor Holdings Bhd	1,309,000	499
2,647
Commercial Banks (23.1%)
Bumiputra-Commerce Holdings Bhd	4,416,196	7,151
Malayan Banking Bhd	1,710,500	4,981
Public Bank Bhd	639,390	1,105
13,237
Construction & Engineering (6.4%)
Gamuda Bhd	1,633,000	1,529
Road Builder Holdings Bhd	2,397,000	1,422
TRC Synergy Bhd	(a)2,252,400	705
3,656
Diversified Telecommunication Services (4.8%)
Telekom Malaysia Bhd	1,122,000	2,763
Electric Utilities (5.6%)
Tenaga Nasional Bhd	1,286,750	3,222
Food Products (4.4%)
IOI Corp. Bhd	643,000	2,502
Hotels, Restaurants & Leisure (10.3%)
Genting Bhd	403,800	2,604
Resorts World Bhd	667,700	2,126
Tanjong plc	314,000	1,154
5,884
Industrial Conglomerates (4.3%)
MMC Corp. Bhd	913,000	795
Sime Darby Bhd	1,125,000	1,684
2,479
Insurance (0.9%)
MAA Holdings Bhd	(a)587,000	495
Marine (2.7%)
Malaysia International Shipping Corp. Bhd	740,000	1,551
Multi-Utilities (4.5%)
YTL Corp. Bhd	1,955,733	2,587
Real Estate (13.1%)
Bandar Raya Developments Bhd	1,050,000	360
Glomac Bhd	1,763,000	561
IGB Corp. Bhd	3,024,000	1,119
IOI Properties Bhd	415,000	909
MK Land Holdings Bhd	2,460,000	449
Naim Cendera Holdings Bhd	1,780,000	1,473
SP Setia Bhd	2,576,499	2,651
7,522
Tobacco (2.4%)
British American Tobacco Bhd	126,000	1,355
Water Utilities (2.1%)
Puncak Niaga Holding Bhd	1,643,000	1,185
Wireless Telecommunication Services (6.5)%
Digi.Com Bhd	(a)1,248,000	3,702
TOTAL COMMON STOCKS (Cost $44,991)	54,787

No. of
Warrants
WARRANTS (0.1%)
Construction & Engineering (0.1%)
IJM Corp. Bhd, expiring 8/20/10 (Cost $2)	(a)148,600	45

Face
Amount
(000)
CORPORATE BOND (0.0%)
Media (0.0%)
Media Prima Bhd 2.00%, 7/18/08 (Cost $26)	MYR	(a)100	22
SHORT-TERM INVESTMENT (1.5%)
Repurchase Agreement (1.5%)
J.P. Morgan Securities, Inc., 5.10%, dated 6/30/06, due 7/3/06, repurchase price $832 (Cost $832)	$	(b)832	832
TOTAL INVESTMENTS (97.3%)
(Cost $45,851)	55,686
OTHER ASSETS IN EXCESS OF LIABILITIES (2.7%)	1,536
NET ASSETS (100%)	$57,222

The accompanying notes are an integral part of the financial statements.

The Malaysia Fund, Inc.

June 30, 2006 (unaudited)

Portfolio of Investments (cont’d)

(a)	Non-income producing security.
(b)

Represents the Fund’s undivided interest in a joint repurchase agreement which has a total value of $795,972,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 2.38% to 6.75%, due 7/15/06 to 3/15/31; Federal National Mortgage Association, 2.38% to 7.13%, due 7/15/06 to 1/15/30; Tennessee Valley Authority, 7.13%, due 5/1/30, which had a total value of $811,894,892. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Fund from the SEC.

MYR	Malaysian Ringgit

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry and/or security type, as a percentage of total investments.

* Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.

The Malaysia Fund, Inc.

Financial Statements

Statement of Assets and Liabilities

June 30, 2006
(unaudited)
(000)
Assets:
Investments, at Value (Cost $45,851)	$55,686
Cash	@—
Foreign Currency, at Value (Cost $1,646)	1,636
Dividends Receivable	46
Interest Receivable	@—
Other Assets	11
Total Assets	57,379
Liabilities:
Payable For:
U.S. Investment Advisory Fees	41
Malaysian Investment Advisory Fees	36
Dividends Declared	19
Custodian Fees	14
Administration Fees	3
Other Liabilities	44
Total Liabilities	157
Net Assets
Applicable to 9,689,827, Issued and Outstanding $0.01 Par Value Shares (20,000,000 Shares Authorized)	$57,222
Net Asset Value Per Share	$5.91
Net Assets Consist of:
Common Stock	$97
Paid-in Capital	119,437
Undistributed (Distributions in Excess of) Net Investment Income	222
Accumulated Net Realized Gain (Loss)	(72,359)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	9,825
Net Assets	$57,222

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Malaysia Fund, Inc.

Financial Statements

Statement of Operations

Six Months Ended
June 30, 2006
(unaudited)
(000)
Investment Income
Dividends	$641
Interest	14
Total Investment Income	655
Expenses
U.S. Investment Advisory Fees (Note B)	249
Malaysian Investment Advisory Fees (Note B)	67
Custodian Fees (Note D)	31
Professional Fees	24
Administration Fees (Note C)	23
Stockholder Servicing Fees	9
Directors’ Fees and Expenses	@—
Other Expenses	27
Total Expenses	430
Waiver of Administration Fees (Note C)	(4)
Expense Offset (Note D)	@—
Net Expenses	426
Net Investment Income (Loss)	229
Net Realized Gain (Loss) on:
Investments	(545)
Foreign Currency Transactions	129
Net Realized Gain (Loss)	(416)
Change in Unrealized Appreciation (Depreciation) on:
Investments	4,376
Foreign Currency Translations	(5)
Change in Unrealized Appreciation (Depreciation)	4,371
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	3,955
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,184

@ Amount is less than $500.

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2006	Year Ended
	(unaudited)	December 31, 2005
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$229	$1,029
Net Realized Gain (Loss)	(416)	(602)
Change in Unrealized Appreciation (Depreciation)	4,371	(5,108)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,184	(4,681)
Distributions from and/or in Excess of:
Net Investment Income	(19)	(1,293)
Capital Share Transactions:
Reinvestment of Distributions (2,592 shares in 2006)	14	—
Total Increase (Decrease)	4,179	(5,974)
Net Assets:
Beginning of Period	53,043	59,017
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $222 and $12, respectively)	$57,222	$53,043

The accompanying notes are an integral part of the financial statements.

The Malaysia Fund, Inc.

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended		Year Ended December 31,
	June 30, 2006
	(unaudited)		2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$5.48		$6.09	$5.76	$4.63	$5.00	$4.73
Net Investment Income (Loss)	0.02	†	0.11 †	0.08 †	0.06 †	0.03 †	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.41		(0.59)	0.31	1.22	(0.25)	0.27
Total from Investment Operations	0.43		(0.48)	0.39	1.28	(0.22)	0.31
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)#	(0.13)	(0.06)	(0.15)	(0.15)	(0.04)
Anti-Dilutive Effect of Share Repurchase Program	—		—	—	0.00 #	0.00 #	—
Net Asset Value, End of Period	$5.91		$5.48	$6.09	$5.76	$4.63	$5.00
Per Share Market Value, End of Period	$5.65		$5.18	$6.21	$6.01	$3.85	$3.92

TOTAL INVESTMENT RETURN:
Market Value	9.11	%**	(14.60)%	4.40%	60.33%	1.86%	5.64%
Net Asset Value (1)	7.70	%**	(7.87)%	6.83%	27.67%	(3.89)%	6.83%
RATIOS, SUPPLEMENTAL DATA:

Net Assets, End of Period (Thousands)	$57,222		$53,043	$59,017	$55,758	$45,012	$48,703
Ratio of Expenses to Average Net Assets(2)	1.49	%*	1.57%	1.50%	1.78%	1.67%	2.03%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	0.80	%*	1.80%	1.38%	1.16%	0.65%	0.93%
Portfolio Turnover Rate	6	%**	25%	24%	29%	35%	21%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.51	%*	1.58%	1.50%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.78	%*	1.79%	1.38%	N/A	N/A	N/A

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amounts are based on average shares outstanding.
#	Amount is less than $0.005 per share.
*	Annualized
**	Not annualized

The accompanying notes are an integral part of the financial statements.

The Malaysia Fund, Inc.

June 30, 2006 (unaudited)

Notes to Financial Statements

The Malaysia Fund, Inc. (the “Fund”) was incorporated on March 12, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities.

A.    Accounting Policies:    The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.     Security Valuation:    Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.     Repurchase Agreements:    The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3.     Foreign Currency Translation:    The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•      investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•      investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations

The Malaysia Fund, Inc.

June 30, 2006 (unaudited)

Notes to Financial Statements (cont’d)

arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of Malaysian equity securities and foreign currency. Future economic and political developments in Malaysia could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Changes in currency exchange rates will affect the value of and investment income from such investments. Foreign securities may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, foreign securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.     Derivatives:    The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5.     Other:    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.    Investment Advisory Fees:    Morgan Stanley Investment Management Inc. (the “U.S. Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund’s first $50 million of average weekly net assets, 0.70% of the Fund’s next $50 million of average weekly net assets and 0.50% of the Fund’s average weekly net assets in excess of $100 million.

AMMB Consultant Sdn Bhd (the “Malaysian Adviser”) provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Investment Management Inc. under terms of a contract. Under the contract, the Malaysian Adviser is paid a fee computed weekly and payable quarterly at an annual rate of 0.25% of the Fund’s first $50 million of average weekly net assets, 0.15% of the Fund’s next $50 million

The Malaysia Fund, Inc.

June 30, 2006 (unaudited)

Notes to Financial Statements (cont’d)

of average weekly net assets and 0.10% of the Fund’s average weekly net assets in excess of $100 million.

C.    Administration Fees:    MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee so that it will be no greater than the previous administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2006, $4,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and J.P. Morgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, exceptpricing services and extraordinary expenses, will be covered under the administration fee.

D.    Custodian Fees:    JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.     Federal Income Taxes:    It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. The Fund is currently not subject to Malaysian withholding taxes on dividends and/or capital gains.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2004 were as follows:

2005 Distributions Paid From: (000)		2004 Distributions Paid From: (000)
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain

$1,293	$—	$618	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains and losses related to foreign currency transactions, the expiration of a portion of the capital loss carryforward and certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2005:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$167	$402	$(569)

At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary Income	Long-term Capital Gain
(000)	(000)
$19	$—

At June 30, 2006, the U.S. Federal income tax cost basis of investments was $45,851,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $9,835,000, of which $14,995,000 related to appreciated securities and $5,160,000 related to depreciated securities.

At December 31, 2005, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of

The Malaysia Fund, Inc.

June 30, 2006 (unaudited)

Notes to Financial Statements (cont’d)

approximately $71,522,000 available to offset future capital gains of which $65,683,000 will expire on December 31, 2006, $2,720,000 will expire on December 31, 2007, $2,005,000 will expire on December 31, 2009, and $1,114,000 will expire on December 31, 2013.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Net capital, currency and passive foreign investment company losses incurred after October 31, within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2005, the Fund deferred to January 3, 2006, for U.S. Federal income tax purposes, post-October capital and currency losses of $152,000 and $1,000, respectively.

F.     Contractual Obligations:    The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.    Other:    During the six months ended June 30, 2006, the Fund made purchases and sales totaling approximately $3,587,000 and $3,008,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

On July 15, 2002, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares traded from their net asset value. During the six months ended June 30, 2006, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 53,103 of its shares at an average discount of 16.78% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On June 20, 2006, the Officers of the Fund, pursuant to authority granted by the Directors declared a distribution of $0.0020 per share, derived from net investment income, payable on July 14, 2006, to stockholders of record on June 30, 2006.

Reporting to Stockholders

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http:/www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s
e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549- 0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities;and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1 (800) 548-7786 or by visiting our website atwww.morganstanley.com/im. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

The Malaysia Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may issue shares of its Common Stock in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Malaysia Fund, Inc.

American Stock Transfer & Trust Company

Dividend Reinvestment and Cash Purchase Plan

59 Maiden Lane

New York, New York 10038

1 (800) 278-4353

The Malaysia Fund, Inc.

Directors

Michael Nugent

Michael Bozic

Charles A. Fiumefreddo

Edwin J. Garn

Wayne E. Hedien

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Fergus Reid

Officers

Michael Nugent

Chairman of the Board

Ronald E. Robison

President and Principal Executive Officer

J. David Germany

Vice President

Dennis F. Shea

Vice President

Barry Fink

Vice President

Amy R. Doberman

Vice President

Stefanie V. Chang Yu

Vice President

James W. Garrett

Treasurer and Chief Financial Officer

Carsten Otto

Chief Compliance Officer

Michael J. Leary

Assistant Treasurer

Mary E. Mullin

Secretary

U.S. Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

Malaysian Investment Adviser

AMMB Consultant Sdn Bhd

9th Floor, Bangurian Arab-Malaysian

55 Jalan Raja Chulan, 50200

Kuala Lumpur, Malaysia

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

1 (800) 278-4353

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 221-6726 or visit our website at www.morganstanley.com/im.

© 2006 Morgan Stanley

IS06-00672I-Y06/06

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

1

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Malaysia Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 10, 2006

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 10, 2006